UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2010

BARNES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-04801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) On May 7, 2010, the stockholders of Barnes Group Inc. (the “Company”) approved the Barnes Group Inc. Stock and Incentive Award Plan, as amended (the “Stock Plan”). See Item 5.07 of this report below. The Stock Plan provides for the grant to employees, directors, and other service providers to the Company and its subsidiaries of incentive awards, stock options, and stock appreciations rights. Awards may include, but are not limited to, dividend equivalents, performance share awards, performance unit awards, restricted stock awards or restricted stock unit awards. The Stock Plan as amended was approved by the Board of Directors on March 15, 2010, subject to shareholder approval. The Stock Plan was amended to (i) update and expand the performance criteria and related adjustments thereto, applicable to performance-based compensation awards, (ii) increase the maximum aggregate number of shares of common stock of the Company authorized for issuance under the Plan by 1,900,000 (from 3,800,000 to 5,700,000), and (iii) eliminate the reload feature in respect of any future option grants under the Plan.

A further description of the terms of the Stock Plan can be found under “Proposal 2 – Barnes Group Inc. Stock and Incentive Award Plan, As Amended” in the Company’s definitive proxy statement which was filed with the Securities and Exchange Commission on April 5, 2010, which is incorporated herein by reference. The foregoing is qualified in its entirety by reference to the copy of the Stock Plan filed as Annex 1 to the proxy statement, which is incorporated herein by reference.

Item 5.07        Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company’s stockholders was held on May 7, 2010. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(1)	Election of Directors:

Director	Votes For	Votes Withhold	Broker Non-Votes	For a Term Expiring in
John W. Alden	34,745,578	7,072,729	3,687,639	2013
George T. Carpenter	34,717,625	7,100,682	3,687,639	2013
William J. Morgan	39,969,880	1,848,427	3,687,639	2013
Hassell H. McClellan	39,832,611	1,985,696	3,687,639	2011

(2)	Approval of the Barnes Group Inc. Stock and Incentive Award Plan, as amended:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,708,397	8,954,582	155,328	3,687,639

(3)	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,809,532	2,567,813	128,601	0

(4)	Consideration of a stockholder proposal regarding declassification of the Board of Directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,977,170	13,507,939	333,198	3,687,639

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2010	BARNES GROUP INC.
(Registrant)

	By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint
Senior Vice President, General Counsel and Secretary